Exhibit 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
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                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                     13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                            43271
(Address of principal executive offices)                             (Zip Code)

                               Thomas F. Godfrey
                 Vice President and Assistant General Counsel
                   JPMorgan Chase Bank, National Association
                      1 Chase Manhattan Plaza, 25th Floor
                              New York, NY 10081
                              Tel: (212) 552-2192
           (Name, address and telephone number of agent for service)
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                                  CWHEQ, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                                Pending
 (State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                              identification No.)

c/o Wilmington Trust Company
Rodney Square North
Wilmington, DE                                                            00000
(Address of principal executive offices)                             (Zip Code)


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         Revolving Home Equity Loan Asset Backed Notes, Various Series
                      (Title of the indenture securities)
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                                    GENERAL

Item 1.    General Information.

           Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervising authority to which it is subject.

                Comptroller of the Currency, Washington, D.C.

                Board of Governors of the Federal Reserve System, \ Washington, D.C., 20551

                Federal Deposit Insurance Corporation,
                Washington, D.C., 20429.


           (b) Whether it is authorized to exercise corporate trust powers.

                Yes.


Item 2.    Affiliations with the Obligor and Guarantors.

           If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

           None.

Item 16.     List of Exhibits

             List below all exhibits filed as a part of this Statement of Eligibility.

             1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

             2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

             3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

             4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

             5. Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

             7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

             8. Not applicable.

             9. Not applicable.

                                   SIGNATURE

             Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the day of , 2005.

                                       JPMORGAN CHASE BANK, N.A.

                                       By   /s/  Keith R. Richardson
                                                 ------------------------
                                                 Keith R. Richardson

                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           JPMorgan Chase Bank, N.A.
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                   at the close of business March 31, 2005,
      in accordance with a call made by the Federal Reserve Bank of this
        District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                        ASSETS                                     in Millions

Cash and balances due from depository institutions:
      Noninterest-bearing balances and
      currency and coin ...........................................   $ 36,236
      Interest-bearing balances ...................................     24,384
Securities:
Held to maturity securities .......................................        101
Available for sale securities .....................................     60,180
Federal funds sold and securities purchased under
      agreements to resell
      Federal funds sold in domestic offices ......................     39,536
      Securities purchased under agreements to resell .............    133,265
Loans and lease financing receivables:
      Loans and leases held for sale ..............................     21,045
      Loans and leases, net of unearned income $341,550
      Less: Allowance for loan and lease losses   5,313
      Loans and leases, net of unearned income and
      allowance ...................................................    339,000
Trading Assets ....................................................    236,590
Premises and fixed assets (including capitalized leases) ..........      8,425
Other real estate owned ...........................................        142
Investments in unconsolidated subsidiaries and
      associated companies ........................................        840
Customers' liability to this bank on acceptances
      outstanding .................................................        592
Intangible assets
        Goodwill ..................................................     23,365
        Other Intangible assets ...................................     10,259
Other assets ......................................................     49,089
TOTAL ASSETS ......................................................   $983,049
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                                  LIABILITIES
Deposits
      In domestic offices .........................................   $378,772
      Noninterest-bearing ............$134,412
      Interest-bearing ............... 244,360
      In foreign offices, Edge and Agreement
      subsidiaries and IBF's ......................................    155,364
     Noninterest-bearing .............$  6,701
      Interest-bearing ............... 148,663

Federal funds purchased and securities sold under agree-
      ments to repurchase:
      Federal funds purchased in domestic offices                        8,918
      Securities sold under agreements to repurchase                    84,208
Trading liabilities ...............................................    138,428
Other borrowed money (includes mortgage indebtedness
      and obligations under capitalized leases) ...................     78,207
Bank's liability on acceptances executed and outstanding ..........        592
Subordinated notes and debentures .................................     17,511
Other liabilities .................................................     38,035
TOTAL LIABILITIES .................................................    900,035
Minority Interest in consolidated subsidiaries ....................      1,424

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus .....................          0
Common stock ......................................................      1,785
Surplus  (exclude all surplus related to preferred stock) .........     58,591
Retained earnings .................................................     21.936
Accumulated other comprehensive income ............................       (772)
Other equity capital components ...................................          0
TOTAL EQUITY CAPITAL ..............................................     81,590
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL              $983,049
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.


                  WILLIAM B. HARRISON, JR.  )
                  JAMES DIMON               ) DIRECTORS
                  MICHAEL J. CAVANAGH       )